                                                                   EXHIBIT 10.51

                                    GUARANTY

      GUARANTY (this "GUARANTY"), dated as of August 15, 2007, is made by TAL
INTERNATIONAL GROUP, INC., a Delaware corporation (together with its successors and permitted assigns, the "GUARANTOR"), in favor of the Beneficiaries (as defined below).

                                    RECITALS:

      WHEREAS, pursuant to the Credit Agreement, dated as of August 15, 2007 (as amended, restated, modified or supplemented from time to time in accordance with its terms, the "CREDIT AGREEMENT"), TAL International Container Corporation, a
Delaware corporation (together with its successors and permitted assigns, the
"BORROWER"), has requested from the lenders from time to time party thereto
(each, a "LENDER" and collectively, the "LENDERS"), and National City Bank, in its capacity as administrative agent and collateral agent (the "ADMINISTRATIVE
AGENT" or the "COLLATERAL AGENT", each of the Lenders, the Administrative Agent and the Collateral Agent , a "BENEFICIARY") a $135,000,000 revolving credit facility, with an incremental increase option of up to $25,000,000;

      WHEREAS, in order to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement, the Guarantor will execute and deliver this Guaranty pursuant to which such Guarantor will guaranty, among other things, payment of all of the Obligations, as hereinafter defined; and

      WHEREAS, the Borrower is a direct Subsidiary of the Guarantor and, as such, will receive substantial direct or indirect benefit from the transaction described in the Credit Agreement and therefore it is in the best interest of the Guarantor to enter into this Guaranty.

                                   AGREEMENT:

      Accordingly, the Guarantor agrees for the benefit of the Beneficiaries and each of their successors, permitted assigns and transferees, as follows:

      1.    CERTAIN TERMS.

            (a)   Capitalized terms used herein without definition have the
respective meanings set forth in the Credit Agreement.

            (b)   "OBLIGATIONS" means any and all present and future payment obligations and liabilities of the Borrower of every type and description to the
Beneficiaries, or any of their successors or permitted assigns, under the Credit
Agreement and the other Loan Documents, whether for principal, interest, fees, expenses or other amounts (including attorneys' fees and expenses), in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable.
All Obligations shall be conclusively presumed to have been created in reliance on this Guaranty.

      2.    GUARANTY. The Guarantor hereby absolutely, unconditionally and irrevocably guaranties to each of the Beneficiaries the full and punctual payment when due of all Obligations, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and such guaranty is not conditional or contingent upon pursuit by any Beneficiary of any prior action or proceeding for collection, or for any other remedies the Beneficiaries may have, against the Borrower or any other Person. All such amounts and all other amounts payable hereunder shall be payable on demand.

      3.    EXPENSES. The Guarantor agrees to pay to the Beneficiaries any and all reasonable and documented costs and expenses (including reasonable and documented attorneys' fees and expenses), that the Beneficiaries may incur in connection with (a) the collection of all sums guarantied hereunder and (b) the exercise or enforcement of any of the rights, powers or remedies of the
Beneficiaries under this Guaranty or applicable law.

      4.    CONSENT. The Guarantor hereby consents and agrees that the time or place of payment of any Obligation may be exchanged or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that any of the provisions of the Credit Agreement and other
Loan Documents may be renewed, extended, modified, increased, accelerated, compromised, refinanced or waived; that the Borrower or any other obligor with respect to the Obligations may be granted indulgences or released from liability; that the insolvency, bankruptcy and/or dissolution of the Borrower, any other obligor or of the Guarantor shall not affect the obligations hereunder of any Guarantor; that neither the invalidity or unenforceability of any of the
Obligations shall affect the obligations hereunder of any Guarantor; that no claim need be asserted against any trustee in bankruptcy or receiver or other representative in the event the Borrower, any other obligor or the Guarantor is adjudicated bankrupt or becomes insolvent; and that any property to the credit of the Borrower, any other obligor or the Guarantor or any other party liable for payment of any of the Obligations may be released from time to time, in whole or in part, at, before or after the stated, extended or accelerated maturity of such Obligations, all of which (i) may be effected without notice to or further assent by the Guarantor and (ii) shall not affect the obligations of the Guarantor under this Guaranty.

      5.    WAIVER. The Guarantor hereby expressly waives, to the extent permitted by applicable law:

            (a)   Notice of acceptance of this Guaranty;

            (b)   Presentment and demand for payment of any Obligation;

            (c)   Protest and notice of dishonor or default to the Guarantor or to any other party with respect to any Obligation or any security for any
Obligation;

            (d)   Demand for payment under this Guaranty;

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            (e)   Notice of disposition of any security for any Obligation;

            (f)   Any defense by reason of impairment of: (i) any security now or hereafter held for any Obligation; or (ii) recourse against any party liable for the payment of any Obligation; and

            (g)   Any other defense or counterclaim whatsoever, other than
indefeasible payment and performance of the Obligations.

      6.    GUARANTY OF PAYMENT. This Guaranty is a guaranty of payment and not of collection. The Guarantor (a) waives any claim to marshaling of assets and
(b) waives any right to require that an action be brought against the Borrower or any other Person prior to action against the Guarantor hereunder. The
Guarantor shall be released from all liability hereunder only upon payment in full of all the Obligations.

      7.    BINDING EFFECT. The provisions of this Guaranty shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of each Beneficiary and its successors and permitted assigns. The
Guarantor may not assign its rights, benefits, duties and obligations under this
Guaranty without the prior written consent of the Administrative Agent.

      8.    RIGHT OF SET OFF. To the extent that the Guarantor has made payment to such Beneficiary hereunder to any Beneficiary of all or any portion of principal and interest required to be paid under the Credit Agreement, the full amount of such payment shall be deducted from amounts allocable and payable to such Beneficiary pursuant to the Credit Agreement.

      9.    LIMITATION OF GUARANTY. Any term or provision of this Guaranty or the Credit Agreement to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which the Guarantor shall be liable shall not exceed the maximum amount for which the Guarantor can be liable without rendering this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

      10.   REPRESENTATIONS AND WARRANTIES. The Guarantor makes the following representations, warranties and agreements with the Beneficiaries:

            (a)   Corporation Status. The Guarantor is a duly organized and
      validly existing corporation in good standing under the laws of the State of Delaware.

            (b)   Power and Authority. The Guarantor has the power and authority to execute, deliver and carry out the terms and provisions of this
      Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Guarantor has duly executed and delivered the Guaranty and the Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors'
      rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

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            (c)   No Violation. Neither the execution, delivery or performance by the Guarantor of the Guaranty, nor compliance by the Guarantor with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii)
      will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the
      Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other agreement, contract or instrument to which the Guarantor is a party or by which it or any of its material property or assets are bound or to which it may be subject, or
      (iii) will violate any provision of the certificate of incorporation, bylaws or any other organizational document of the Guarantor.

            (d)   Litigation. There are no actions, suits, proceedings or
      investigations pending or, to the knowledge of the Guarantor, threatened in writing (i) with respect to this Guaranty or (ii) with respect to any other matter, as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, either individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Guarantor and its Subsidiaries taken as a whole.

            (e)   Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any domestic or foreign governmental or public body or authority, or any subdivision thereof, is required to authorize, in respect of the Guarantor, or is required to be obtained by the Guarantor in connection with (i) the execution, delivery and performance by the
      Guarantor of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty with respect to the Guarantor.

      11.   REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations or such part thereof, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that, and to the extent that, any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall, to the fullest extent permitted by law, be reinstated, and shall be deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      12.   SUBROGATION. After (and not before) all amounts payable under or in respect of the Credit Agreement and the other Loan Documents and all other
Obligations have been indefeasibly paid in full and in cash and fully performed, the Guarantor shall be subrogated to the rights of the Beneficiaries to receive payments in respect of the Credit Agreement and the other Loan Documents and all other Obligations, but only to the extent of amounts paid by the Guarantor under this Guaranty.

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      13.   AMENDMENT. This Guaranty may not be modified or amended except by a writing duly executed by the Guarantor and the Administrative Agent.

      14.   LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS
GUARANTY AND ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF THE TRANSACTIONS
CONTEMPLATED HEREBY SHALL BE GOVERNED BY, THE LAWS (OF THE STATE OF NEW YORK
(OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS
OF ANY OTHER JURISDICTION).

      15.   SEVERABILITY. Wherever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be invalid under such laws, such provision shall be ineffective only to the extent of such prohibition or invalidity, without affecting the remainder of such provision or the remaining provisions of this Guaranty, which shall be binding and enforceable to the fullest extent allowable by law.

      16.   WAIVER. Waiver by the Administrative Agent of a breach of this
Guaranty shall not operate as a waiver of any subsequent breach thereof.

      17.   SIGNATURES; COUNTERPARTS. Facsimile transmissions of any executed original document and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Guaranty may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

      18.   NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or the Guarantor shall not be effective until received by the Administrative Agent or the
Guarantor, as the case may be. All notices and other communications shall be in writing and addressed as set forth in the Credit Agreement. Notices to the
Guarantor shall be made to: TAL International Group, Inc., 100 Manhattanville
Road, Purchase, New York 10577-2135, Attention: Marc A. Pearlin, Facsimile:
(914) 697-2526, or at such other addresses for notice as the Guarantor shall last have furnished in writing to the Person giving the notice.

      19.   CONSENTS AND WAIVERS RELATING TO LEGAL PROCEEDINGS.

            (a)   THE GUARANTOR AND EACH BENEFICIARY (BY ACCEPTANCE OF RIGHTS
HEREUNDER) WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS GUARANTY
OR ANY ACTION ARISING OUT

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OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES
SUCH ACTION OR ACTIONS.

            (b)   Pursuant to Section 5-1402 of the New York General Obligations
Law, all actions or proceedings arising in connection with this Guaranty shall be tried and litigated in state or Federal courts located in the Borough of
Manhattan, New York City, State of New York. THE GUARANTOR AND (BY ACCEPTANCE OF
RIGHTS HEREUNDER) EACH BENEFICIARY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE
DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE
JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING
IS BROUGHT IN ACCORDANCE WITH THIS SECTION. Nothing contained in this clause shall preclude the Administrative Agent from bringing any action or proceeding arising out of or relating to this Guaranty in the courts of any place where the
Guarantor or any of its assets or the Borrower or any of its assets may be found or located.

      20.   GUARANTY ENFORCEABLE BY ADMINISTRATIVE AGENT. Notwithstanding
anything to the contrary contained elsewhere in this Guaranty, the Beneficiaries agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Administrative Agent, in each case acting upon the instructions of the Majority Lenders.

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      IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the
15th day of August, 2007.

                                                TAL INTERNATIONAL GROUP, INC.

                                                By: ____________________________
                                                    Name:
                                                    Title: